SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                February 10, 2003


                                IBT Bancorp, Inc.
                                -----------------
             (Exact name of Registrant as specified in its Charter)



       Pennsylvania                   0-25903                 25-1532164
       ------------                   -------                -------------
(State or other jurisdiction       (SEC File No.)            (IRS Employer
of incorporation)                                         Identification Number)




309 Main Street, Irwin, Pennsylvania                              15642
-------------------------------------                             -----
(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code:  (724) 863-3100
                                                     --------------




                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events

         The Registrant announced its earnings for the fourth quarter and full year 2002.

         For further details, reference is made to the Press Release dated February 10, 2003, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibit 99 -- Press Release dated February 10, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   IBT Bancorp, Inc.


Date: February 11, 2003            By:  /s/Charles G. Urtin
                                        ----------------------------------------
                                        Charles G. Urtin
                                        President and Chief Executive Officer